UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2006

Tapestry Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State of incorporation)	(Commission File Number)	IRS Employer Identification No.)

4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301
(Address of principal executive offices and zip code)

(303) 516-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 3, 2006, Tapestry Pharmaceuticals, Inc. (the “Company”), pursuant to that certain Purchase Agreement dated February 2, 2006 (the “Purchase Agreement”), by and among the Company and Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P. (“SSF”), Special Situations Fund III QP, L.P., Special Situations Life Sciences Fund, L.P., Special Situations Private Equity Fund, L.P., Tang Capital Partners, LP, Baker Biotech Fund II (Z), L.P., Baker Biotech Fund III, L.P., Baker Biotech Fund III (Z), L.P., Baker Bros. Investments II, L.P., 14159, L.P., Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., BVF Investments, L.L.C., Investment 10, L.L.C., Fort Mason Master, L.P., Fort Mason Partners, L.P., Capital Ventures International, Merlin BioMed Long Term Appreciation, LP, Merlin BioMed Offshore Master Fund, Versant Capital Management LLC, Xmark JV Investment Partners, LLC, Xmark Opportunity Fund, L.P., Xmark Opportunity Fund, Ltd. and the other parties signatory thereto (collectively, the “Purchasers”), issued to the Purchasers warrants to purchase an aggregate of 522,815 shares of the Company’s common stock (subject to adjustment as set forth therein) (the “Alternative Warrants”).  The Alternative Warrants become exercisable only if one of the events specified in the following clauses (i) through (iv) (each a “Trigger Event”) occurs: (i) the stockholders of the Company fail to approve the transactions contemplated by the Purchase Agreement, (ii) the Company terminates its obligations to effect the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) pursuant to the terms of the Purchase Agreement and the Company has received an alternative investment proposal prior to such time which has not been withdrawn, (iii) the Company enters into an agreement governing the consummation of an alternative investment with any person other than the Purchasers prior to the termination of the Purchase Agreement in accordance with the terms of the Purchase Agreement or (iv) the stockholders’ special meeting to approve the transactions contemplated by the Purchase Agreement shall not have occurred prior to May 2, 2006 and the Company shall have breached its obligations under the Purchase Agreement with respect thereto.  In the event that a Trigger Event has not occurred prior to or in connection with the termination of the Purchase Agreement (in whole or with respect to any particular Purchaser) or the Closing shall occur, then all outstanding Alternative Warrants held by all Purchasers or, in the case of a termination with respect a particular Purchaser, that Purchaser, shall terminate and be of no further force and effect.  The Alternative Warrants in the aggregate represent the right to acquire shares of common stock representing 15 percent of the Company’s issued and outstanding shares of common stock determined as of February 2, 2006.  The Alternative Warrants will be immediately exercisable following the occurrence of a Trigger Event, have a per share exercise price equal to $0.01 and will remain exercisable for five years following the Closing.  The number of shares to be acquired upon exercise of the warrants is subject to adjustment in certain events.

The Company entered into a Alternative Warrants Registration Rights Agreement with the Purchasers at the time of the issuance of the Alternative Warrants requiring the Company to file a registration statement for the resale of the shares of common stock issuable upon exercise of the Alternative Warrants, to the extent the Alternative Warrants become exercisable.

The Alternative Warrants and any shares of common stock issued pursuant to the Alternative Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The securities were issued to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  Therefore, the securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.

The foregoing is a summary of the terms of the Alternative Warrants and the Alternative Warrants Registration Rights Agreement and is qualified in its entirety by reference to the Alternative Warrants Registration Rights Agreement and the Alternative Warrant attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is set forth in Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1

Alternative Warrants Registration Rights Agreement, dated as of March 3, 2006, by and among Tapestry Pharmaceuticals, Inc., Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P., Special Situations Fund III QP, L.P., Special Situations Life Sciences Fund, L.P., Special Situations Private Equity Fund, L.P., Tang Capital Partners, LP, Baker Biotech Fund II (Z), L.P., Baker Biotech Fund III, L.P., Baker Biotech Fund III (Z), L.P., Baker Bros. Investments II, L.P., 14159, L.P., Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., BVF Investments, L.L.C., Investment 10, L.L.C., Fort Mason Master, L.P., Fort Mason Partners, L.P., Capital Ventures International, Merlin BioMed Long Term Appreciation, LP, Merlin BioMed Offshore Master Fund, Versant Capital Management LLC, Xmark JV Investment Partners, LLC, Xmark Opportunity Fund, L.P., Xmark Opportunity Fund, Ltd. and the other parties signatory thereto.

10.2	Alternative Warrant dated March 3, 2006 (together with schedule prepared in accordance with Instruction 2 to Item 601 of Regulation S-K).

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 9, 2006	TAPESTRY PHARMACEUTICALS, INC.

	By:	/s/ Kai Larson

	Name:	Kai Larson
	Title:	Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
10.1

Alternative Warrants Registration Rights Agreement, dated as of March 3, 2006, by and among Tapestry Pharmaceuticals, Inc., Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P., Special Situations Fund III QP, L.P., Special Situations Life Sciences Fund, L.P., Special Situations Private Equity Fund, L.P., Tang Capital Partners, LP, Baker Biotech Fund II (Z), L.P., Baker Biotech Fund III, L.P., Baker Biotech Fund III (Z), L.P., Baker Bros. Investments II, L.P., 14159, L.P., Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., BVF Investments, L.L.C., Investment 10, L.L.C., Fort Mason Master, L.P., Fort Mason Partners, L.P., Capital Ventures International, Merlin BioMed Long Term Appreciation, LP, Merlin BioMed Offshore Master Fund, Versant Capital Management LLC, Xmark JV Investment Partners, LLC, Xmark Opportunity Fund, L.P., Xmark Opportunity Fund, Ltd. and the other parties signatory thereto.

10.2	Alternative Warrant dated March 3, 2006 (together with schedule prepared in accordance with Instruction 2 to Item 601 of Regulation S-K).